UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Wilson Blvd.	Arlington,	VA	22209
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 9, 2025, CoStar Group, Inc. (“CoStar Group” or the “Company”) entered into a binding Scheme Implementation Deed (the “SID”) with Domain Holdings Australia Limited (ASX:DHG) (“Domain”) to acquire 100% of the issued capital of Domain not previously acquired by CoStar Group by way of Scheme of Arrangement (the “Domain Transaction”). Pursuant to the SID, Domain shareholders will be entitled to receive total cash consideration of $4.43 AUD per Domain ordinary share, less any special dividend declared or paid by Domain after May 9, 2025, subject to all applicable conditions being satisfied (or waived) and the scheme being implemented. As previously disclosed, in February 2025, the Company acquired approximately 17% of Domain’s ordinary shares at $4.20 AUD per Domain ordinary share for a total purchase price of approximately $452 million AUD ($285 million). The Company expects to spend approximately $2.3 billion AUD ($1.5 billion) to acquire the remaining approximately 83% of Domain’s ordinary shares upon consummation of the Domain Transaction.

The SID is subject to customary conditions for a transaction of this nature, including: (i) Domain shareholder approval; (ii) court approval; (iii) Australian Foreign Investment Review Board approval; (iv) an independent expert concluding (and continuing to conclude) that the scheme is in the best interest of Domain shareholders; and (v) No “Material Adverse Change” or “Prescribed Occurrences” (each as defined in the SID) occurring in respect of Domain.

The SID contains customary exclusivity provisions, including “no shop,” “no talk” and “no due diligence” obligations (subject to a customary fiduciary carve out), “notification” obligations and a “matching” right. The SID also provides for certain customary circumstances in which a break fee would be payable to the Company or a reverse break fee would be payable to Domain, in each case equal to approximately $28 million AUD ($18 million).

The foregoing summary of the SID does not purport to be complete and is qualified in its entirety by reference to the full text of the SID, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 9, 2025, the Company issued a press release (the “Press Release”) announcing the entry into the SID for the Domain Transaction. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01 and the Press Release shall be considered “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any reports or filings with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact, including statements regarding the Domain Transaction, the expected timetable for completing the Domain Transaction, future financial and operating results, benefits and synergies of the Domain Transaction, future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, involve a number of risks and uncertainties that could significantly affect the financial or operating results of CoStar Group, Domain or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. CoStar Group can give no assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the Domain Transaction and the timing of the closing of the Domain Transaction; the ability to successfully integrate operations and employees; the ability to realize anticipated benefits and synergies of the Domain Transaction as rapidly or to the extent anticipated by financial analysts or investors; the potential impact of announcement of the Domain Transaction or consummation of the Domain Transaction on business relationships, including with employees, customers, suppliers and competitors; unfavorable outcomes of any legal proceedings that have been or may be instituted against CoStar Group or Domain; the ability to retain key personnel; costs, fees, expenses and charges related to the Domain Transaction; and general adverse economic conditions. Moreover, other risks and uncertainties of which the Company is not currently aware may also affect these forward-looking statements and may cause actual results to differ materially from expectations. More information about these risks and uncertainties, and other potential factors that could cause results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, those stated in the Company’s filings from time to time with the SEC, including in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, each of which is filed with the SEC, including in the “Risk Factors” section of those filings, as well as the Company’s other filings with the SEC (including Current Reports on Form 8-K) available at the SEC’s website (www.sec.gov). All forward-looking statements are based on information available to the Company on the date hereof, and the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Scheme Implementation Deed, dated May 9, 2025, by and between CoStar Group, Inc., Domain Holdings Australia Limited and Andromeda Australia SubCo Pty Limited.
99.1	CoStar Group, Inc. Press Release Dated May 9, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By: /s/ Christian M. Lown
Date:	May 9, 2025	Name: Christian M. Lown
Title: Chief Financial Officer